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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                  FORM 8 - K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): March 25, 2003
                              (February 25, 2003)




                           NATIONAL STEEL CORPORATION

             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


             1-983                                       25-0687210
    (Commission File Number)                  (IRS Employer Identification No.)


4100 Edison Lakes Parkway, Mishawaka, IN                  46545-3440
(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code:      574-273-7000

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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1 Corrected copy of the Combined Monthly Operating Report for the month ended January 31, 2003.


ITEM 9.    REGULATION FD DISCLOSURE

This Form 8-K/A is being filed to correct an error in the Form 8-K which was filed by National Steel Corporation (the "Company") on February 25, 2003. In that Form 8-K, the Company filed a copy of the required combined monthly operating report for the month ended January 31, 2003 (the "Operating Report") in a form prescribed by the office of the United States Trustee of the Department of Justice for the Northern District of Illinois, Eastern Division. The Combined Statement of Operations, the Combined Balance Sheet and the Combined Statement of Cash Flows did not reflect the "cumulative effect of a change in accounting principle" for the FASB Statement No. 143, Accounting for Asset Retirement Obligations, that was required to be adopted on January 1, 2003. The Statement requires the Company to record the fair value of the liability for an asset retirement obligation in the period in which it is incurred. When the liability is initially recorded, the Company is to capitalize a cost by increasing the carrying amount of the related long-lived asset. Over time, the liability is accreted to its present value each period, and the capitalized cost is depreciated over the useful life of the related asset. As a result of adopting this statement, the Company increased property, plant and equipment, net by $0.6 million, other long-term liabilities by $2.6 million and recorded a $2.0 million charge for "cumulative effect of a change in accounting principle." A corrected copy of the Operating Report is attached as Exhibit 99.1 to this Form 8-K/A

The Company cautions readers not to place undue reliance upon the information contained in the Operating Report. The information in the Operating Report was not audited, however, in the opinion of the Company's management, the information reflects all adjustments necessary for a fair presentation of the results for the periods presented in accordance with generally accepted accounting principles. There can be no assurance that the Operating Report is complete. The Operating Report also contains information for periods which are shorter or otherwise different from those required in the Company's reports pursuant to the Exchange Act of 1934, as amended (the "Exchange Act"). Such information may not be indicative of the Company's financial statements in its reports pursuant to the Exchange Act and readers are cautioned to refer to the Exchange Act filings.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NATIONAL STEEL CORPORATION

Date:  March 25, 2003                  By:  /s/ Kirk A. Sobecki
                                          --------------------------------------
                                            Kirk A. Sobecki
                                            Senior Vice President and Chief
                                            Financial Officer